UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

FOSSIL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41040	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

901 S. Central Expressway
Richardson,	Texas	75080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC
7.00% Senior Notes due 2026	FOSLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2024, Sunil M. Doshi, the Chief Financial Officer (principal financial and accounting officer) (“CFO”) and Treasurer of Fossil Group, Inc. (the “Company”), notified the Company of his intent to resign from the Company, effective July 19, 2024. Mr. Doshi’s resignation is not a result of any disagreement with the Company or any matter relating to its financial statements, internal controls, operations, policies or practices. Jeffrey N. Boyer, the Company’s Interim Chief Executive Officer, has been appointed the Company’s principal financial and accounting officer for the transition period.
The Company has engaged Ankura Consulting Group, LLC (“Ankura”), a financial consulting firm, to provide interim CFO services to the Company. Pursuant to the terms of the agreement with Ankura, the Company has appointed Andy Skobe as the Company’s Interim Chief Financial Officer, effective immediately. The Company has initiated a search for a permanent CFO successor to Mr. Doshi.

Item 7.01	Regulation FD Disclosure.
On July 1, 2024, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the matters described in Item 5.02 above.
The information in Item 7.01 of this Current Report and the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Document Description
99.1	Press Release, dated July 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2024

FOSSIL GROUP, INC.

	By:	/s/ Randy S. Hyne
Randy S. Hyne
Chief Legal Officer and Secretary